                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement [ ] Confidential, for Use of the
                                     Commission only (as permitted by Rule
                                     14a-6(e)(2))


[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         VAN KAMPEN SENIOR INCOME TRUST

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                               --  MARCH 2004  --

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                        SENIOR INCOME TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      The primary purpose of the
special meeting of shareholders of Van Kampen Senior Income Trust (the "Fund") is to seek the approval of shareholders to amend a fundamental investment restriction of the Fund.

Q      WHAT PROPOSAL WILL BE
       VOTED ON?

A      You are being asked to
vote on a proposal to amend the Fund's fundamental investment restriction regarding the Fund's use of financial leverage to allow the Fund to use leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended. Please refer to the proxy statement for a detailed explanation of the proposal.

Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      After careful consideration,
the Board of Trustees recommends that you vote "FOR" the proposal on the enclosed proxy card.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?

A      Please call Van Kampen's
Client Relations Department at (800) 341-2929 (Telecommunications Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X ] PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                         VAN KAMPEN SENIOR INCOME TRUST
                        SPECIAL MEETING OF SHAREHOLDERS

                          FOR   AGAINST   ABSTAIN
1.   The Proposal to      [ ]     [ ]       [ ]
     amend the Fund's
     fundamental
     investment
     restriction
     regarding the
     Fund's use of
     financial leverage.
     ----------------------------------
2.   To transact such other business as may
     properly come before the Meeting.

Please be sure to sign and date this Proxy. Date

Shareholder sign here       Co-owner sign here

             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                     SAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                            TO BE HELD APRIL 8, 2004



  Notice is hereby given to the shareholders of Van Kampen Senior Income Trust (the "Fund") that a Special Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Thursday, April 8, 2004, at 3:00 p.m., for the following purposes:



1. To approve the proposal to amend the Fund's fundamental investment restriction regarding the Fund's use of financial leverage to allow the Fund to utilize financial leverage to the maximum extent allowable under the Investment Company
     Act of 1940, as amended.
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.



  Shareholders of record at the close of business on February 12, 2004, are entitled to notice of and to vote at the Meeting and any adjournment thereof.



                                    By Order of the Board of Trustees,



                                    A. THOMAS SMITH III,

                                    Vice President and Secretary

February 27, 2004



  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 (TDD USERS MAY CALL (800) 421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.



  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of the proposal to amend the fundamental investment restriction regarding the Fund's use of financial leverage.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                         VAN KAMPEN SENIOR INCOME TRUST

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929


                        SPECIAL MEETING OF SHAREHOLDERS



  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of Van Kampen Senior Income Trust (the "Fund") of proxies to be voted at the Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Thursday, April 8, 2004, at 3:00 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is March 1, 2004.



  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") of the Fund. The Board has fixed the close of business on February 12, 2004 as the record date (the "Record Date") for the determination of holders of Common Shares of the Fund entitled to vote at the Meeting. At the close of business on February 12, 2004, there were issued and outstanding 180,010,000 Common Shares of the Fund.



  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 (TDD USERS MAY CALL (800) 421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.


VOTING

  Holders of Common Shares of the Fund (the "Common Shareholders") on the Record Date are entitled to one vote per Common Share with respect to any proposal submitted to the Common Shareholders of the Fund, with no Common Share having cumulative voting rights.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of the proposal to amend the fundamental investment restriction regarding the Fund's use of financial leverage.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the proposal as to which they are entitled to be voted. A Common Shareholder who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Common Shareholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding Common Shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "broker non-vote"), the Common Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. A majority of the outstanding Common Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Common Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than the proposal to amend the fundamental investment restriction of the Fund that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstensions and non-votes) would be voted in favor of one or more adjournments of the Meeting of the Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Common Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER


  Van Kampen Asset Management serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"), an indirect wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Van Kampen Investments is one of the nation's largest investment management companies, with more than $84 billion in assets under management or supervision as of December 31, 2003.


OTHER SERVICE PROVIDERS


  The Fund has entered into an administration agreement and a legal services agreement with Van Kampen Investments. The principal business address of Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020. The Fund has also entered an accounting services agreement with Asset Management.



PROPOSAL 1  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE FUND'S
            USE OF FINANCIAL LEVERAGE.


  The Fund currently has a fundamental investment restriction that provides that the Fund shall not:

    Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies.

  The Board of Trustees proposes amending the above described fundamental investment restriction regarding the use of financial leverage by the Fund to allow the Fund to utilize financial leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended (the "1940 Act"). The proposed amended fundamental investment restriction provides that the Fund shall not:


    Issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.



  Under the Fund's current investment restriction, the Fund cannot utilize leverage (whether by borrowing money or issuing preferred shares) greater than 33 1/3% of the Fund's total assets. As described in more detail below, under the 1940 Act, a fund generally may not (i) borrow money greater than 33 1/3% of the fund's total assets or (ii) issue preferred shares greater than 50% of the fund's total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of the Fund's total assets based on the relative amounts borrowed or preferred shares issued. Under the Fund's proposed amended investment restriction, the Fund would be able to utilize financial leverage to the maximum extent allowable under the 1940 Act. As described below, Asset Management believes the Fund's current limitation adversely impacts the Fund's yield and total return and disadvantages the Fund's Common Shareholders relative to other closed-end senior loan funds that have less restrictive leverage restrictions.

  Under the 1940 Act, a fund is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund's total assets). Additionally, under the 1940 Act, a fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Under the 1940 Act, a fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, a fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the net asset value of the fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

THE FUND'S USE OF FINANCIAL LEVERAGE


  The Fund currently employs financial leverage through a combination of borrowings and preferred shares. The Fund currently cannot use financial leverage in excess of 33 1/3% of its total assets.



  The Fund has entered into a $700 million revolving credit agreement with Corporate Receivables Corporation and Preferred Receivables Funding Corporation (together with their permitted successors and assigns, the "Conduit Lenders") and with Citicorp North America, Inc. and Bank One, NA (together with their permitted assigns, the "Secondary Lenders") whereby the Conduit Lenders and the Secondary Lenders from time to time agree to make advances to the Fund on the terms and subject to the conditions in the revolving credit agreement (the "Credit Agreement"). Each of the Conduit Lenders has the authority to lend a maximum of $350 million to the Fund, and a Secondary Lender may lend to the Fund in the event a related Conduit Lender declines to make advances to the Fund. The Credit Agreement is secured by the assets of the Fund. For the fiscal year ended July 31, 2003, the average daily balance of borrowings under the Credit Agreement was $472,686,578 with a weighted average interest rate of 1.35%.

  The Fund has issued and outstanding $700 million of Auction Rate Cumulative Preferred Shares (the "Preferred Shares"). The Fund issued the Preferred Shares in February 2004. The Fund used all of the net proceeds of the offering to (i) pay down amounts borrowed by the Fund under the Credit Agreement and (ii) invest the remaining proceeds in accordance with the Fund's investment objective and policies. The Preferred Shares are senior to the Fund's Common Shares, such that holders of Preferred Shares will have priority over the distribution of the Fund's assets, including dividend and liquidating distributions. The Preferred Shares are not listed on an exchange, but are bought and sold in auctions through participating broker-dealers. The Preferred Shares have a rating of "Aaa" from Moody's Investors Service, Inc. and "AAA" from Fitch Ratings. The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. The holders of the Preferred Shares vote as a separate class to elect two Trustees of the Fund and have such other rights as described in the prospectus of the Preferred Shares.



  Provided that the proposal to amend the fundamental investment restriction regarding the Fund's use of leverage is approved, the Fund expects that it will, subject to Asset Management's view of then-current market conditions, increase the amount of leverage employed by the Fund, in accordance with the requirements of the 1940 Act, through a combination of maintaining the Preferred Shares and borrowing under the Credit Agreement.


ACTION AND RECOMMENDATION OF THE BOARD OF TRUSTEES


  At the Fund's inception in 1998, the Fund anticipated borrowing money and/or issuing preferred shares in order to use the proceeds for investment purposes (i.e., leverage). The Fund seeks to use leverage to benefit the Fund's Common Shares. Asset Management and the Fund's Board of Trustees regularly review the Fund's use of leverage, i.e., the relative costs and benefits of leverage on the Fund's Common Shares, and review the alternative means to leverage, i.e., the relative benefits and costs of borrowing versus issuing preferred shares. Since inception, the Fund has leveraged primarily by borrowing money, but as noted above, the Fund recently issued Preferred Shares, thus utilizing a combination of Preferred Shares and borrowing. As part of the regular review of leverage, Asset Management and the Fund's Board of Trustees consider the Fund's use of leverage relative to the Fund's investment restriction on leverage, applicable legal or regulatory restrictions on leverage and to competitor funds. In part because of the Fund's current fundamental investment restriction, the Fund has historically utilized less leverage than other listed closed-end senior loan funds.



  In connection with meetings of the Board of Trustees of the Fund regarding the Preferred Shares, representatives of Asset Management made presentations to the Board of Trustees proposing the amendment to the Fund's investment restriction limiting the Fund's use of leverage. The Board of Trustees considered information prepared by Asset Management regarding the potential benefits, costs and risks of amending the investment restriction. Among the potential benefits discussed were (i) the increased investment flexibility provided by amending the investment restriction, (ii) the capability of increased leverage to enhance income and distributions to holders of Common Shares, (iii) the possible benefits of additional investment capital in positive market environments, and
(iv) a capital structure more competitive with similar leveraged closed-end senior loan funds in the marketplace. Asset Management and the Board of Trustees discussed the Fund's current limitation on leverage and that each of the other leveraged closed-end senior loan funds had a leverage ratio higher than that of the Fund. Asset Management and the Board of Trustees discussed the potential implications of increased leverage on costs, yield and total return, as well as the potential impact on the Common Shares' premium or discount and the Common Shares' market liquidity.


  After careful consideration, the Board of Trustees determined that the approval of this proposal and the ability of the Fund to utilize financial leverage to the maximum extent allowed by the 1940 Act are in the best interests of the Fund's Common Shareholders.

RISKS OF FINANCIAL LEVERAGE


  As was disclosed in the prospectus in connection with the initial public offering of the Fund's Common Shares, the issuance of the Preferred Shares and the use of borrowing for investment purposes are forms of financial leverage, and as such will pose certain risks for Common Shareholders, including the possibility of higher volatility of the net asset value and market value of, and distributions paid on, the Common Shares. Increasing the Fund's leverage will magnify such risks.


  As long as the Fund is able to invest the proceeds of any Preferred Shares offering or borrowing in securities that provide a higher net return than the then current dividend rate of the Preferred Shares or interest rate on the borrowing after taking into account the expenses of the Preferred Shares offering or borrowing and the Fund's operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current dividend rate of the Preferred Shares or interest rate on the borrowing were to approach the return on such proceeds after expenses, the benefit of leverage to Common Shareholders would be reduced, and if the current dividend rate of the Preferred Shares or interest rate on the borrowing were to exceed such net return, the Fund's leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund had an unleveraged capital structure. During any annual period when the Fund's net investment income and undistributed net realized capital gains are insufficient to pay the dividends then due on any outstanding Preferred Shares, the failure to pay dividends on the Preferred Shares would preclude the Fund from paying dividends on the Common Shares until such dividends on the Preferred Shares have been paid or provided for. The terms of any borrowing may preclude the Fund from paying dividends on the Common Shares at any time that the Fund is not current in the payment of interest or repayment of principal on such borrowing. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares or to repay borrowings from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements. Subject to the restrictions of the 1940 Act, the Fund may "releverage" through the reissuance of preferred shares or incurrence of new borrowing, and in connection with which the Fund, and indirectly the Common Shareholders, would incur the expenses of such releveraging.



  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for corporate debt securities or any additional series of preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.



  The issuance of the Preferred Shares or borrowing by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses. These costs and expenses will be borne by the Fund and will reduce the income or net assets available to Common Shareholders. If the Fund's current investment income were not sufficient to meet dividend requirements on the Preferred Shares or interest expenses on any borrowing, the Fund might have to liquidate certain of its investments in order to meet required dividend or interest payments, thereby reducing the net asset value attributable to the Fund's Common Shares.


  If there are no Preferred Shares issued and outstanding, Common Shareholders elect all of the Trustees of the Fund. If there are Preferred Shares issued and outstanding, holders of the Preferred Shares will elect two Trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the Preferred Shares in an amount equal to two full years' dividends arrearage, the holders of the Preferred

Shares shall be entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for. The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained. Failure to maintain asset coverage may also result in a default under the terms of any borrowing. In addition, the terms of any Preferred Shares or borrowing may entitle holders of the Preferred Shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.


  The Fund could be converted to an open-end investment company at any time by an amendment to the Fund's Declaration of Trust. The Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund and (b) the lesser of (i) 67% or more of the Fund's Common Shares and Preferred Shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding Common Shares and Preferred Shares, each voting as a class. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares, including the Preferred Shares, and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares.



  As disclosed in the prospectus in connection with the initial public offering of the Fund's Common Shares and herein, the Fund uses leverage to seek to benefit the Fund's Common Shares but the use of leverage also increases the risks to the Fund's Common Shareholders. The Fund seeks to invest the proceeds from leverage in a manner that exceeds the related costs of the leverage and create a net benefit for the Fund's Common Shareholders. Included among the costs of increased leverage would be the related increased advisory fees and administration fees. An increase in the Fund's use of leverage would increase the Fund's gross assets under management. The Fund's advisory fees and administration fees are computed based on the Fund's "average daily managed assets" (which, for purposes of determining such fees, means the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). In reviewing this proposal and that the Fund expects it will, subject to Asset Management's view of the then-current market conditions, increase the amount of leverage employed by the Fund, the Fund's Board of Trustees considered the related increase in advisory fees and administration fees as part of its overall consideration to amend the fundamental investment restriction regarding the Fund's use of leverage. The table below illustrates to Common Shareholders the impact of increased leverage on the Fund's expense ratios comparing the Fund's assumed use of 33 1/3% leverage (i.e., the maximum amount allowable under the Fund's current fundamental investment restriction) versus the assumed use of 50% leverage (i.e., the maximum amount allowable under the Fund's proposed fundamental investment restriction).



                                            CURRENT       PROPOSED
                                          FUNDAMENTAL    FUNDAMENTAL
                                           POLICY OF      POLICY OF
                                            33 1/3%          50%
                                           LEVERAGE       LEVERAGE      DIFFERENCE
                                          -----------    -----------    ----------
AS A PERCENTAGE OF NET ASSETS
ATTRIBUTABLE TO COMMON SHARES*:
  INVESTMENT ADVISORY FEES............       1.28%           1.70%         0.42%
  ADMINISTRATIVE FEES.................       0.30%           0.40%         0.10%


---------------


* The actual investment advisory fees and administrative fees were 1.16% and 0.27%, respectively, for the Fund's six month period ended January 31, 2004 (annualized), reflecting average outstanding leverage of the Fund during such period in an amount equal to 26.6%.


COMMON SHAREHOLDER APPROVAL

  To become effective, the proposed amendment of the Fund's fundamental investment restrictions must be approved by a vote of a majority of the Fund's outstanding voting securities as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Common Shares.

  The proposed amendment of the fundamental investment restrictions as described above was approved by the Board of Trustees of the Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also determined to submit the proposed amendment of the Fund's fundamental investment restrictions for consideration to the Fund's Common Shareholders.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE FUND'S USE OF FINANCIAL LEVERAGE.

                            SHAREHOLDER INFORMATION


  At the close of business on February 12, 2004, the record date (the "Record Date") with respect to the Special Meeting, there were 180,010,000 Common Shares of the Fund outstanding. As of the Record Date, the directors and officers of the Fund as a group owned less than 1% of the outstanding Common Shares of the

Fund. As of the Record Date, no person was known by the Fund to own beneficially more than 5% of the Common Shares of the Fund except as follows:



                SHAREHOLDER AND ADDRESS                     PERCENTAGE OWNERSHIP
                -----------------------                     --------------------
A.G. Edwards & Sons, Inc.                                            5.51%
2801 Clark Street
St. Louis, MO 63103
First Clearing, LLC                                                  6.88%
901 E. Byrd Street
Richmond, VA 23219
MDSW Inc.                                                           28.45%
825 Third Avenue
New York, NY 10022
UBS Financial Services Inc.                                          8.87%
1200 Harbor Boulevard
Weehawken, NJ 07086
Wachovia Securities, LLC                                             5.75%
111 8th Avenue
New York, NY 10011


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Fund's trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Common Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its trustees, officers, Asset Management and affiliated persons of Asset Management complied with the applicable filing requirements.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares of the Fund. The Fund has retained ALAMO Direct Mail Services, Inc. ("ALAMO") to make telephone calls to Common Shareholders to remind them to vote. In addition, ALAMO and D.F. King & Co., Inc. ("D.F. King"), each a professional proxy solicitation firm, may also be retained to assist with any necessary solicitation of proxies. Common Shareholders may receive a telephone call from a professional proxy solicitation firm asking them to vote. In the event of a solicitation by

ALAMO and/or D.F. King, the solicitor would be paid a project management fee not to exceed $3,000 as well as fees charged on a per call basis and certain other expenses. Proxy solicitation expenses will be borne by the Fund.


SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the annual meeting of Common Shareholders of the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must have been received by the Fund at the Fund's principal executive offices by January 24, 2004. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 14, 2004. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Common Shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Common Shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Common Shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       A. THOMAS SMITH III,
                                       Vice President and Secretary


February 27, 2004

                         [VAN KAMPEN INVESTMENTS LOGO]


                                                                      VVR 04

PROXY                                                                      PROXY


                                     FORM OF PROXY

                            VAN KAMPEN SENIOR INCOME TRUST

                            SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


           The undersigned holder of Common Shares of VAN KAMPEN SENIOR INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on April 8, 2004, at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present.






                                                                                      FOR  AGAINST  ABSTAIN
                 1.     To amend the fundamental investment restriction regarding     [ ]    [ ]      [ ]
                        the Fund's use of financial leverage.

                 2.     To transact such other business as may properly come before the Meeting.



           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREON BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON APRIL 8, 2004.



                                                999 9999 9999 999



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If Common Shares are
                                                held jointly, each holder
                                                must sign.


                                                ----------------------------

                                                Signature




                                                ----------------------------

                                                Signature (if held jointly)




                                                ---------------------------- ,
                                                                        2004
                                                Dated              S1C-13998



                            YOUR VOTE IS IMPORTANT!



PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN